EXHIBIT 10.26
                        THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (hereinafter referred to as the "Third Amendment"), dated as of Janusry 28, 1997, is made by and between DAWSON PRODUCTION SERVICES, INC.("Dawson"), a Texas corporation, whose principal business address is at 901 N.E. Loop 410, Suite 700, San Antonio, Texas 78209-1306, and THE FROST NATIONAL BANK, a national banking association with its principal place of business at 100 W. Houston Street, San Antonio, Texas 78205 (the "Bank").

                                    RECITALS

     A. On or about November 30, 1994, Dawson Well Servicing, Inc., a Texas corporation and Dawson WellTech, L.C., a Texas limited liability company and Bank entered into that certain Loan Agreement(the "Agreement") concerning the terms, conditions and covenants of that certain $13,000,000.00 Term Loan from Bank to WellTech and that certain $4,000,000.00 Revolving Credit Facility in favor of Dawson Well Servicing.

     B. The Loan Agreement was amended by First Amendment to Loan Agreement dated November 28, 1995 and was subsequently amended by Second Amendment to Loan Agreement dated December 4, 1996.

     C. Since the date of the First Amendment, Dawson Well Servicing, Inc. and Dawson WellTech, L.C. have been merged and a new company formed, Dawson Production Services, Inc.

     D. This Third Amendment is to amend the Loan Agreement to extend the maturity date of the $4,000,000.00 Revolving Credit Facility to March 31, 1997.

     E. All capitalized terms not otherwise defined in this Third Amendment shall have the same meanings as are set forth in the Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, Bank and Dawson agree as follows:

                                   AGREEMENTS

     1. The definition of "Borrowers" or "Borrower" as set forth in the Loan Agreement and in Appendix A to the Loan Agreement shall hereinafter mean Dawson Production Services, Inc.

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     2.    The $4,000,000.00 Revolving Credit Facility is renewed and shall be evidenced by a Promissory Note in the original principal amount of $4,000,000.00 dated January 28, 1997 executed by Dawson Production Services, Inc. and payable to the order of Bank.

     3. Except as specifically modified or amended herein, all terms, provisions and requirements of the Agreement shall remain as written, and as amended from time to time. Borrowers hereby reaffirm all covenants, conditions, representations and warranties contained in the Agreement, as amended.

                        NOTICE TO COMPLY WITH STATE LAW

     For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the day and year first above written.

                                  BORROWER:
                                  --------

                                  DAWSON PRODUCTION SERVICES, INC.,
                                  a Texas corporation

                                  By: /s/ Michael E. Little
                                          Michael E. Little, President

                                  LENDER:
                                  ------

                                  THE FROST NATIONAL BANK

                                  By: /s/ James B. Crosby
                                          James B. Crosby, Senior Vice President